Lord Abbett Small Cap Value Fund

Supplement dated September 17, 2013 to the
Summary Prospectus dated April 1, 2013

This supplement supersedes the June 11, 2013 supplement to the Fund’s summary prospectus.

1.	Effective October 1, 2013, the Fund is generally available for purchase by new investors and statements to the contrary in the summary prospectus are deleted.

2.	Effective October 1, 2013, the following replaces the subsection titled “Management – Portfolio Manager” on page 8 of the summary prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Thomas B. Maher, Partner and Portfolio Manager	2013
Justin C. Maurer, Partner and Portfolio Manager	2013

Please retain this document for your future reference.